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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 28, 2003

                         URSTADT BIDDLE PROPERTIES INC.
               (Exact Name of Registrant as Specified in Charter)



       Maryland                 1-12803                           04-2458042
(State or jurisdiction    (Commission file Number)            (I.R.S. Employer
    of Incorporation)                                       Identification No.)


                                                          321 Railroad Avenue
                          Greenwich, Connecticut 06830
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (203) 863-8200

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Item 5. Other Events.

     This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Urstadt Biddle Properties Inc. (the "Company") for the purpose of providing the information set forth in the press release published by the Company on April 28, 2003, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Exhibits.

         The following exhibit is filed herewith:

         EX 99 -  Press release published on April 28, 2003.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich, State of Connecticut on April 29, 2003.



                                       URSTADT BIDDLE PROPERTIES INC.

                                       By: /s/ James R. Moore
                                       James R. Moore
                                       Executive Vice President
                                       - Chief Financial Officer